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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        September 2, 2004
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                         Technology Visions Group, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                            000-25548                  84-1001264
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)              Identification No.)

5950 La Place Ct., Suite 155 Carlsbad, CA                        92008
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 (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code         760-918-9168
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On September 2, 2004, Ian C. Gent resigned as a director of Technology Visions Group, Inc. (the "Company") Mr. Gent did not resign due to any disagreements with the Company on any matter relating to the Company's operations, policies or practices.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Technology Visions Group, Inc.

Date: September 9, 2004                  /S/ JAMES B. LAHEY
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                                         James B. Lahey, Chief Executive Officer